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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 7, 2006

                               AEP INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                   0-14450            22-1916107
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  (State or other jurisdiction      (Commission       (I.R.S. Employer
       of incorporation)            File Number)     Identification No.)

 125 Phillips Avenue, South Hackensack, New Jersey           07606
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     (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (201) 641-6600


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS.

On March 7, 2006, AEP Industries Inc. issued a press release reporting that it divested its Belgium subsidiary AEP Belgium SA to a European investor. The release is attached and being furnished as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

99.1 Press release dated March 7, 2006 reporting that it divested its Belgium subsidiary AEP Belgium SA to a European investor.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AEP INDUSTRIES INC.
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                                    (Registrant)

Date March 8, 2006

                                    By: /s/ Lawrence R. Noll
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                                        Lawrence R. Noll
                                        Vice President, Controller and Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
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99.1 99.1 Press release dated March 7, 2006 reporting that it divested its Belgium subsidiary AEP Belgium SA to a European investor.